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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) August 18, 1998
                                                      ---------------

                            Statewide Financial Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               Registrant issued a press release on Tuesday, August 18, 1998 announcing Registrant's quarterly dividend of $0.13 per share.




     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
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               Exhibit No.              Description
               -----------              -----------

                  99 Registrant issued a press release on Tuesday, August 18, 1998 announcing Registrant's quarterly dividend of $0.13 per share.



     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    August 21, 1998               By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 Registrant issued a press release on Tuesday, August 18, 1998 announcing Registrant's quarterly dividend of $0.13 per share.


      FOR IMMEDIATE RELEASE              Contact:  Augustine F. Jehle
     August 18, 1998                                   201-795-4000
                                                  Anthony S. Cicatiello
                                                       732-382-1066


                    STATEWIDE FINANCIAL CORP. RAISES DIVIDEND
                       QUARTERLY DIVIDEND INCREASES BY 18%

     Jersey City, N.J. (August 18, 1998)...Statewide Financial Corp. (Nasdaq: SFIN), the holding company for Statewide Savings Bank S.L.A., announced that its Board of Directors yesterday approved a quarterly dividend on its common stock of thirteen cents ($0.13) per common share, an increase over the previous quarterly rate of eleven cents ($0.11). The dividend will be payable on September 28, 1998, to shareholders of record at the close of business on September 7, 1998.

     "This dividend increase represents the Board's encouraging view of the long-term benefits of the revenue-generating decisions that were made this year," said Statewide Financial Corp. Chairman, President and Chief Executive Officer Victor M. Richel. "Statewide's competitive position continues to be enhanced by our emphasis on commercial lending and the establishment of the Mortgage Funding Group."

     Statewide Financial Corp. is the holding company for Statewide Savings Bank S.L.A., a savings and loan association headquartered in Jersey City, N.J. Statewide Savings Bank conducts thrift business and offers commercial banking services through its 16 branches in Hudson, Union and Bergen counties.